UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2018

CARA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36279	75-3175693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Stamford Plaza 107 Elm Street, 9th Floor Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 406-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01	Other Information.

On June 27, 2018, Cara Therapeutics, Inc. issued a press release announcing top-line data from its adaptive Phase 2/3 trial of I.V. CR845 in patients undergoing abdominal surgeries and held a conference call to discuss the results at 8:30 a.m. EDT on June 27, 2018. A copy of the press release and the presentation discussed on the conference call are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

99.1	Press release dated June 27, 2018.

99.2	Presentation dated June 27, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARA THERAPEUTICS, INC.

By:	/s/ Mani Mohindru, Ph.D.
Mani Mohindru, Ph.D.
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: June 27, 2018